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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2006
                                                          ---------------

                            ARDENT ACQUISITION CORPORATION
                            ------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-51115                 1635240
-------------------------------   ---------------------   ----------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

   1415 Kellum Place, Suite 205, Garden City, New York                11530
---------------------------------------------------------         --------------
        (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:   (516) 739-1017
                                                      --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      On August 16, 2006, Ardent Acquisition Corporation (the "Company") issued the attached press release.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

            Exhibit 99.1            Press release dated August 16, 2006

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      August 16, 2006                     ARDENT ACQUISITION CORPORATION



                                        By:  /s/ Marc H. Klee
                                             ----------------
                                            Marc H. Klee
                                            President